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                                                                 EXHIBIT 23.2

                            CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-1 of our reports included in this registration statement. We also consent to the reference to our firm under the heading "Experts" in such Prospectus.

/s/ KPMG Peat Marwick LLP
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    KPMG Peat Marwick LLP

    Chicago, Illinois
    September 16, 1997